UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

DIEDRICH COFFEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200 Irvine, California 92614

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

The information provided under Item 5.02 hereof is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 13, 2005, Roger M. Laverty resigned as the Chief Executive Officer of Diedrich Coffee, Inc. (the “Company”). He also resigned as a member of the Board of Directors of the Company. In connection with Mr. Laverty’s resignation, Mr. Laverty and the Company entered into a Mutual Release Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Mr. Laverty’s resignation did not involve any disagreement with the Company.

On December 14, 2005, the Company appointed Stephen V. Coffey as its Chief Executive Officer. Mr. Coffey’s engagement agreement provides that his management company will be paid a fee of $60,000 per month and that, if the engagement is terminated by the Company within six months, his management company will receive a severance payment equal to $60,000. A one-time bonus is payable at the end of the engagement. The bonus will be paid in the form of stock (60%) and cash (40%) and will be in an amount that is equal to the sum of 5.0% of the appreciation of the Company’s total market capitalization during the term of the engagement (as measured by the increase in the Company’s stock price). In addition, if the Company is acquired by any person, other than a current affiliate of the Company, within 12 months of the termination date of the engagement, and the per share consideration paid in connection with the acquisition multiplied by the then outstanding shares of capital stock (the “Disposition Value”) is greater than the market capitalization at the end of the engagement (the “Termination Market Capitalization”), the management company will receive an additional bonus equal to 5.0% of the difference of the Disposition Value less the Termination Market Capitalization; provided, however, that the additional bonus will not be paid if the engagement is terminated by either party prior to six months from the effective date.

The foregoing description of the engagement agreement is qualified in its entirety by terms of the agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Mutual Release Agreement, dated December 13, 2005

10.2	Engagement Agreement, dated December 14, 2005

99.1	Press Release, dated December 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2005	DIEDRICH COFFEE, INC.

	By:	/s/ Martin A. Lynch
Martin A. Lynch Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Mutual Release Agreement, dated December 13, 2005

10.2	Engagement Agreement, dated December 14, 2005

99.1	Press Release, dated December 13, 2005